PHOENIX STRATEGIC EQUITY SERIES FUND
              Supplement dated December 19, 1996 to Prospectus and
            Statement of Additional Information dated August 28, 1996


Small Cap Series

The following replaces the last sentence under "Phoenix Small Cap Fund" on the cover page of the Prospectus.

         Effective December 19, 1996 the Small Cap Fund will accept new investment accounts according to the provisions set forth in this Prospectus (see "How to Buy Shares)."


Investment Objectives and Policies

The last sentence of the first paragraph under "Small Cap Series" on page 10 of the Prospectus is hereby deleted. In addition, the following replaces the third sentence in the same paragraph.

         Under normal circumstances, at least 65% of the Series' total assets will be invested in stocks of companies with a total market capitalization of $750 million or less at the time of acquisition.


Investor Accounts and Services Available

The following replaces the first two sentences in the seventh paragraph under "Exchange Privileges" on page 24 of the Prospectus.

         Because excessive trading can hurt Fund performance and harm shareholders, the Fund reserves the right to temporarily or permanently terminate exchange privileges or reject any specific order for any dealer, shareholder or person whose transactions seem to follow a timing pattern, including those who request more than one exchange out of a fund within any 30 day period. The Distributor has entered into agreements with certain dealers and investment advisors permitting them to exchange their clients' shares by telephone. These privileges are limited under those agreements and the Distributor has the right to reject or suspend those privileges.


How to Buy Shares

The paragraphs under the heading, "Special Purchase Rules Regarding Small Cap Series" found on page 11 of the Statement of Additional Information are hereby deleted.